UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On February 14, 2012, United Technologies Corporation (the “Company”) announced the resignation of Didier Michaud-Daniel as President of Otis Elevator Co., effective as of that date. The Company also announced the appointment of Pedro Baranda as President of Otis Elevator Co. Mr. Baranda will succeed Mr. Michaud-Daniel, effective as of February 14, 2012.

A copy of the press release announcing the departure of Mr. Michaud-Daniel and the appointment of Mr. Baranda is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

The following Exhibits are included herewith:

Exhibit Number	Exhibit Description
99.1	Press Release dated February 14, 2012, issued by United Technologies Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: February 17, 2012	By:	/S/ KATHLEEN M. HOPKO
Kathleen M. Hopko
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release dated February 14, 2012, issued by United Technologies Corporation.